Trade and Other Receivables	12 Months Ended
Dec. 31, 2021
Trade and Other Receivables
Trade and Other Receivables

9. Trade and Other Receivables

Trade and other receivables consist of the following:

	As of December 31,
	2020	2021
Trade receivables	5,113	574
VAT receivable	1,139	922
Accrued income	16,818	10,426
Insurance claims	4,236	7,839
Other receivables	8,917	8,834
Total	36,223	28,595

Trade and other receivables are amounts due from third parties for services performed in the ordinary course of business. They are generally due for settlement immediately and therefore are all classified as current. Trade and other receivables are recognized initially at the amount of consideration that is unconditional unless they contain certain significant financing components, at which point they are recognized at fair value. The Group holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost using the effective interest rate method.

Accrued income represents net revenues receivable from charterers, which have not yet been invoiced; all other amounts not yet invoiced are included under Other receivables.

As of December 31, 2020 and 2021 no allowance for expected credit losses was recorded.